BLACKROCK FUNDS V

BlackRock Low Duration Bond Portfolio

(the “Fund”)

Supplement dated October 15, 2020 to the Summary Prospectuses and Prospectuses of the Fund, each dated January 28, 2020, as amended and supplemented to date

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of each Summary Prospectus entitled “Key Facts About BlackRock Low Duration Bond Portfolio — Portfolio Managers” and the section of each Prospectus entitled “Fund Overview — Key Facts About BlackRock Low Duration Bond Portfolio — Portfolio Managers” are deleted in its entirety and replaced with the following:

Name	Portfolio Manager of the Fund Since	Title
Bob Miller	2020	Managing Director of BlackRock, Inc.
Akiva Dickstein	2020	Managing Director of BlackRock, Inc.
Scott MacLellan, CFA	2012*	Director of BlackRock, Inc.

*	Includes management of the Predecessor Fund.

The section of each Prospectus entitled “Details About the Funds — How Each Fund Invests — About the Portfolio Management of the Low Duration Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE LOW DURATION FUND
The Low Duration Fund is managed by a team of financial professionals. Bob Miller, Akiva Dickstein and Scott MacLellan, CFA are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Funds — Portfolio Manager Information” for additional information about the portfolio management team.

The section of each Prospectus entitled “Management of the Funds — Portfolio Manager Information — Low Duration Fund” is deleted in its entirety and replaced with the following:

The Low Duration Fund is managed by a team of financial professionals. Bob Miller, Akiva Dickstein and Scott MacLellan, CFA are jointly and primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.
Akiva Dickstein	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Managing Director of BlackRock, Inc. since 2009; Managing Director of Merrill Lynch from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.
Scott MacLellan, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2012*	Director of BlackRock, Inc. since 2010; Vice President of BlackRock, Inc. from 2007 to 2009.

*	Includes management of the Predecessor Fund.

Shareholders should retain this Supplement for future reference.

PR2-LOWD-1020SUP

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